GOLDMAN SACHS TRUST II

Class A, Class C, Institutional, Class IR and Class Shares of the

Goldman Sachs Multi-Manager Alternatives Fund

(the “Fund”)

Supplement dated October 18, 2013 to the

Prospectus dated April 30, 2013, as supplemented

(the “Prospectus”)

Pursuant to action taken by the Board of Trustees of Goldman Sachs Trust II, First Pacific Advisors, LLC will now serve as an Underlying Manager of the Fund.

Effective immediately, the Fund’s Prospectus is revised as follows:

The following replaces the third sentence under “Goldman Sachs Multi-Manager Alternatives Fund—Summary—Portfolio Management”:

As of the date of this prospectus, Ares Capital Management II LLC (“Ares”), Brigade Capital Management, LLC (“Brigade”), First Pacific Advisors, LLC (“FPA”), GAM International Management Limited (“GAM”), Graham Capital Management, L.P. (“GCM”) and Lateef Investment Management L.P. (“Lateef”) are the Underlying Managers (investment subadvisers) for the Fund.

The last sentence in “Dynamic Equity Strategies” under “Investment Management Approach—Principal Investment Strategies—Management Process” is deleted.

The following is added above “GAM International Management Limited” under “Service Providers—Investment Subadvisers (Underlying Managers)”:

First Pacific Advisors, LLC

First Pacific Advisors, LLC (“FPA”), located at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064, has, together with its predecessor organizations, been in the investment advisory business since 1954. As of July 2013, FPA manages assets of approximately $25 billion. With respect to the Fund, the firm manages an allocation within the Equity Long Short Strategy.

This Supplement should be retained with your Prospectus for future reference.

MMALTISASTK 10-13